THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/10/98 	Xerox Corporation (XRX) 5.5% Notes Due 11/15/03 Mdy A2/S&P A
Shares       Price         Amount
500,000	     $99.957	 $499,785.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.60%	0.08333%		1.61749%

     Broker
Morgan Stanley Dean Witter

Underwriters of Xerox Corporation (XRX) 5.5% Notes Due 11/15/03 Mdy A2/S&P A

U.S. Underwriters               	    Number of Shares
Morgan Stanley Dean Witter			360,000,000
Chase Securities, Inc.				 80,000,000
Lehman Brothers					 80,000,000
Salomon Smith Barney				 80,000,000
			Total			600,000,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/10/98 	Sprint Capital Corporation (FON) 6.125% Notes Due 11/15/08
                Mdy Baa1/S&P A-

Shares       Price         Amount
1,000,000    $99.926	 $999,260.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.65%	0.06667%	       0.49668%

     Broker
Salomon Smith Barney


Underwriters of Sprint Capital Corporation (FON) 6.125% Notes Due 11/15/08 Mdy Baa1/S&P A-

Underwriters               	    Number of Shares
Salomon Smith Barney				670,431,210
Credit Suisse First Boston Corp.		188,911,710
J.P. Morgan Securities				188,911,710
Warburg Dillon Read				188,911,710
Banc of America Securities LLC		 	 53,388,090
Chase Securities, Inc.				 45,174,530
Lehman Brothers					102,669,400
ABN Amro					 10,266,940
Deutsche Bank Securities Inc.			 10,266,940
Fleet Bank					 10,266,940
TD Securities					 10,266,940
Westdeutsche Landesbank Girozentra		 10,266,940
Wheat First Securities, Inc.			 10,266,940
			Total		      1,500,000,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/23/98 	Associates First Capital Corp. (AFS) Class A Shares
Shares       Price         Amount
900	     $75.50	 $67,950.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$2.07	    N/A		0.00600%		 0.5%

     Broker
Goldman Sachs & Co.


Underwriters of Associates First Capital Corp. (AFS) Class A Shares

U.S. Underwriters               	    Number of Shares
Goldman Sachs					15,000,000
			Total			15,000,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/6/98 	AT&T Capital Corp. (NCT) 7.5% MTN Due 11/15/00
                Mdy Baa3/S&P BBB (GTD by Newcourt)

Shares       Price         Amount
500,000	     $99.907	 $499,535.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.30%	0.90050%		 7.204%

     Broker
Lehman Brothers

Underwriters of AT&T Capital Corp. (NCT) 7.5% MTN Due 11/15/00
Mdy Baa3/S&P BBB (GTD by Newcourt)

U.S. Underwriters               	    Number of Shares
Lehman Brothers					470,000,000
Chase Securities, Inc.				120,000,000
Credit Suisse First Boston Corp.		120,000,000
Deutsche Bank Securities Inc.			 50,000,000
J.P. Morgan Securities				120,000,000
Salomon Smith Barney				120,000,000
			Total		      1,000,000,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/1/98 	Campbell Soup Company (CPB) 4.75% Notes Due 10/1/03 Mdy
		Aa3/S&P AA-
Shares       Price         Amount
1,000,000    $99.887	 $998,870.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    N/A		0.33333%	     5.01667%

     Broker
Goldman Sachs & Co.


Underwriters of Campbell Soup Company (CPB) 4.75% Notes Due 10/1/03 Mdy Aa3/S&P AA-

U.S. Underwriters               	    Number of Shares
Goldman Sachs & Co.				150,000,000
Chase Securities, Inc.				 37,500,000
J.P. Morgan Securities				 37,500,000
Salomon Smith Barney				 37,500,000
Warburg Dillon Read				 37,500,000
			Total			300,000,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/21/98 	Conoco Inc. (COC) Class A Common Stock
Shares       Price         Amount
6,000	     $23.00	 $138,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 $0.9177     N/A	0.00313%	     0.26116%

     Broker
Morgan Stanley Dean Witter


Underwriters of Conoco Inc. (COC) Class A Common Stock

U.S. Underwriters               	    Number of Shares
Morgan Stanley & Co.
Credit Suisse First Boston
Goldman Sachs & Co.
Merrill Lynch Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Smith Barney Inc.
BT Alex Brown Inc.
Schroder & Co. Inc.
ABN Amro Inc.
Robert W. Baird & Co. Inc.
Bear Stearns & Co.
Sanford C. Berstein & Co. Inc.
Blaylock & Partners, L.P.
Chase Securities Inc.
Chatsworth Securities LLC
CIBC Oppenheimer
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
A.G. Edwards & Sons, Inc.
Fahnestock & Co. Inc.
Guzman & Company
Howard, Weil, Labouisse, Friedrichs Inc.
ING Baring Furman Selz LLC
Jefferies & Company, Inc.
Edward S. Jones & Co., L.P.
Legg Mason Wood Walker, Inc.
McDonald & Company Securities, Inc.
NationsBanc Montgomery Securities LLC
Nesbitt Burns Securities Inc.
Neuberger & Berman LLC
Ornes Capital Markets, Inc.
PaineWebber Inc.
Petrie Parkman & Co.
Prudential Securities Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company LLC
Sanders Morris Mundy Inc.
Muriel Siebert & Co., Inc.
Starr Securities, Inc.
Warburg Dillion Read LLC
Wheat First Securities, Inc.

			Total			191,456,427


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/06/99 	Texas Utility Eastern Funding (TXU) 6.45% due 05/15/05
		Mdy Baa1/S&P BBB+(144A)
Shares       Price         Amount
800,000	     $99.779	 $798,232.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    N/A		0.12308%	      1.05385%

     Broker
Lehman Brothers


Underwriters of Texas Utility Eastern Funding (TXU) 6.45% due 05/15/05 Mdy Baa1/S&P BBB+(144A)

U.S. Underwriters               	    Number of Shares
Lehman Brothers
Morgan Stanley Dean Witter
ABN Amro
Bank of America
BONY Capital Markets
Chase Securities, Inc.
Credit Suisse First Boston Corp.
Merrill Lynch & Co.
Salomon Smith Barney
Warburg Dillon Read
			Total			 650,000,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/03/99 	Goldman Sachs Group Inc. (GS) Common Stock
Shares       Price         Amount
10,000	     $53.00	 $530,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$2.25       N/A		0.01449%	      0.14492%

     Broker
Goldman Sachs & Co.


Underwriters of Goldman Sachs Group Inc. (GS) Common Stock

U.S. Underwriters               	    Number of Shares
Goldman Sachs					69,000,000
			Total			69,000,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/21/99 	Electric Lightwave Inc. (ELIX) 6.05% Due 5/15/04
                Mdy A2/S&P AA-(144A)

Shares       Price         Amount
660,000	     $99.927	 $659,518.20

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.600%	0.20308%	      1.96923%

     Broker
Bear Stearns & Co.

Underwriters of Electric Lightwave Inc. (ELIX) 6.05% Due 5/15/04
Mdy A2/S&P AA-(144A)

U.S. Underwriters               	    Number of Shares
Bear Stearns & Co. Inc.
Chase Securities, Inc.
Lehman Brothers
Salomon Smith Barney
			Total			325,000,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/99 	Tyco International Group S.A. (TYC) 6.875% due 01/15/29
		Baa1/A-
Shares       Price         Amount
800,000	     $98.378	 $787,024.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.88%	0.10000%	      1.30938%

     Broker
J.P. Morgan Securities Inc.

Underwriters of Tyco International Group S.A. (TYC) 6.875% due 01/15/29
Baa1/A-

U.S. Underwriters               	    Number of Shares
J.P. Morgan Securities				440,000,000
ABN Amro					 40,000,000
Banc of America Securities LLC		 	 40,000,000
BT Alex Brown Inc.				 40,000,000
Chase Securities, Inc.				 40,000,000
Credit Suisse First Boston Corp.		 40,000,000
First Union Capital Markets			 40,000,000
HSBC Securities					 40,000,000
Salomon Smith Barney				 40,000,000
Commerzbank Capital Markets Corp.		  8,000,000
Credit Lyonnais Securities (USA) I		  8,000,000
First Chicago Capital Markets			  8,000,000
McDonald & Co. Securities Inc.		  	  8,000,000
Scotia Capital Markets (USA)			  8,000,000
			Total			800,000,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/03/99 	Pepsi Bottling Group Inc. (PEP) 7% Due 03/01/29 Mdy Baa1/
                S&P A-(144A)

Shares       Price         Amount
1,000,000    $99.320	 $993,200.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    0.00%	0.10000%	      1.42000%

     Broker
Credit Suisse First Boston

Underwriters of Pepsi Bottling Group Inc. (PEP) 7% Due 03/01/29 Mdy Baa1/ S&P A-(144A)

U.S. Underwriters               	    Number of Shares
Chase Manhattan				    1,000,000,000
			Total		    1,000,000,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/10/99 	Lucent Technologies 6.45% Due 3/15/29 Mdy A2/S&P A
Shares       Price         Amount
975,000	     $99.461	 $969,744.75

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.88%	0.07169%	      0.88235%

     Broker
Bear Stearns & Co.

Underwriters of Lucent Technologies 6.45% Due 3/15/29 Mdy A2/S&P A

U.S. Underwriters               	    Number of Shares
Bear Stearns & Co. Inc				680,004,000
Merrill Lynch & Co.				544,000,000
ABN Amro					 19,428,000
Barclays Bank PLC				 19,428,000
Chase Securities, Inc.				 19,428,000
Goldman Sachs & Co.				 19,428,000
J.P. Morgan Securities				 19,428,000
Salomon Smith Barney				 19,428,000
			Total		      1,340,572,000


THE CHASE VISTA BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/08/99 	Safeway Inc. (SWY) 7.25% Due 09/15/04 Mdy Baa2/S&P BBB
Shares       Price         Amount
2,000,000   $99.739	 $1,994,780.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.60%	 0.50%	                  1.025%

     Broker
Salomon Smith Barney

Underwriters of Safeway Inc. (SWY) 7.25% Due 09/15/04 Mdy Baa2/S&P BBB

U.S. Underwriters               	    Number of Shares
Morgan Stanley Dean Witter			124,000,000
Banc of America Securities LLC	       48,000,000
Chase Securities, Inc.               	 48,000,000
Credit Suisse First Boston Corp.		 24,000,000
Deutsche Banc Alex Brown	             24,000,000
Goldman Sachs & Co.				 24,000,000
Lehman Brothers 				       24,000,000
Merrill Lynch & Co.				 24,000,000
Salomon Smith Barney	                   48,000,000
Utendahl Capital Partners L.P.             12,000,000
			Total		            400,000,000